UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):
November 1, 2016

United States Steel Corporation
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(Exact name of registrant as specified in its charter)

Delaware	1-16811	25-1897152
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(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Grant Street, Pittsburgh, PA	15219-2800
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(Address of principal executive offices)	(Zip Code)

(412) 433-1121
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(Registrant's telephone number,
including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 1, 2016, the Board of Directors of United States Steel Corporation (the “Corporation”) amended and restated the Corporation's By-Laws (the "Amended and Restated By-Laws") to implement a proxy access by-law. Article I, Section 10 of the Amended and Restated By-Laws permits a stockholder, or a group of stockholders, owning 3% or more of the Corporation's outstanding common stock continuously for at least three years to nominate and include in the Corporation's proxy materials directors constituting up to 20% of the board, provided that the stockholders(s) and the nominee(s) satisfy the requirements specified in Article I, Section 10.

The summary of the Amended and Restated Bylaws included in this current report on Form 8-K is qualified in its entirety by reference to the Corporation’s Amended and Restated Bylaws, as amended on November 1, 2016, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
3.1	Amended and Restated By-Laws of United States Steel Corporation, dated as of November 1, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By: /s/ Colleen M. Darragh
Name: Colleen M. Darragh
Title: Vice President & Controller

Dated: November 1, 2016